Exhibit 99.1

Verde Clean Fuels, Inc. Reports Third Quarter 2024 Results

Third Quarter 2024 and Subsequent Company Highlights

●	Proceeding with front end engineering and design (“FEED”) for proposed Permian Basin project with Diamondback Energy

●	Announced appointment of Mr. George Burdette as Chief Financial Officer in October 2024

HOUSTON – November 13, 2024 - Verde Clean Fuels, Inc. (“Verde” or “the Company”) (NASDAQ: VGAS) today reported results for third quarter 2024.

“We remain focused on our plans to deploy our proprietary liquid fuels processing technology through the development of commercial production plants. During Q3 2024, we continued to progress the FEED for the proposed Permian Basin project with Diamondback, which could serve as a template for additional projects going forward. We also continue to evaluate other potential opportunities to deploy our technology while remaining disciplined with our resources,” said Ernest Miller, CEO of Verde.

For the three months ended September 30, 2024, the Company recorded net loss of $(2.5) million and diluted net loss per share of Class A common stock of ($0.12). For the nine months ended September 30, 2024, the Company recorded net loss of $(7.9) million and diluted net loss per share of Class A common stock of ($0.39). The Company’s net loss for the three and nine months ended September 30, 2024 was primarily attributable to ongoing general and administrative expenses.

As of September 30, 2024, the Company had cash and cash equivalents of $21.7 million and no debt. Also as of September 30, 2024, the Company had capitalized $0.7 million of FEED costs related to the proposed Permian Basin project, net of amounts reimbursable under the joint development agreement between Verde and a wholly owned subsidiary of Diamondback Energy.

Subsequent to September 30, 2024, the Company announced the appointment of George Burdette as Chief Financial Officer. Mr. Burdette will be responsible for all aspects of finance for the Company and brings more than 15 years of financial, commercial, corporate development, and investment management experience.

About Verde Clean Fuels, Inc.

Verde is a clean fuels company focused on the deployment of its innovative and proprietary liquid fuels processing technology through development of commercial production plants. Verde’s syngas-to-gasoline plus (STG+®) process converts syngas, derived from diverse feedstocks (including biomass or stranded or flared natural gas) into fully finished liquid fuels that require no additional refining, such as Reformulated Blend-stock for Oxygenate Blending (“RBOB”) gasoline.

For more information, please visit www.verdecleanfuels.com.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding Verde’s expectations and any future financial performance, as well as Verde’s strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “focused,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “plans,” “goal,” “project,” “preliminary discussions,” “designed,” “proposed,” “potential,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Verde management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Verde disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Verde cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Verde. These risks include, but are not limited to: general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the failure to develop its first commercial facility, whether due to the inability to obtain the required financing or for any other reason; the failure to realize the anticipated benefits of any particular project or transaction; the risks and uncertainties relating to the implementation of Verde’s business strategy and the timing of any business milestone; the ability of Verde to obtain financing to implement its business strategy with respect to anticipated projects (including its first proposed commercial facility); and the effects of competition on Verde’s business strategy. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that Verde presently do not know or that Verde currently believes are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact Verde’s expectations and projections can be found in Verde’s filings with the Securities and Exchange Commission (the “SEC”). Verde’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Contacts

Investor Relations:

Caldwell Bailey (ICR)

verdeIR@icrinc.com

Media Relations:

Juliet Fisher (Merchant)

juliet@merchant.agency

VERDE CLEAN FUELS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
General and administrative expenses	$2,693,490	$2,511,176	$8,471,640	$9,234,697
Contingent consideration	-	-	-	(1,299,000)
Research and development expenses	91,303	78,314	350,158	246,788
Total operating loss	2,784,793	2,589,490	8,821,798	8,182,485

Other (income)	(291,385)	(144,004)	(953,721)	(238,891)
Interest expense	-	67,430	-	236,699
Loss before income taxes	(2,493,408)	(2,512,916)	(7,868,077)	(8,180,293)
Income tax (benefit) provision	-	119,186	(13,866)	119,186
Net loss	$(2,493,408)	$(2,632,102)	$(7,854,211)	$(8,299,479)
Net loss attributable to noncontrolling interest	$(1,715,676)	$(1,858,910)	$(5,400,401)	$(6,202,678)
Net loss attributable to Verde Clean Fuels, Inc.	$(777,732)	$(773,192)	$(2,453,810)	$(2,096,801)

Earnings per share
Weighted average Class A common stock outstanding, basic and diluted	6,336,078	6,153,461	6,269,230	6,136,171
Loss per Share of Class A common stock	$(0.12)	$(0.13)	$(0.39)	$(0.34)

VERDE CLEAN FUELS, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of
	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$21,673,151	$28,779,177
Accounts receivable – other	242,138	-
Restricted cash	100,000	100,000
Prepaid expenses and other current assets	759,285	373,324
Total current assets	22,774,574	29,252,501

Non-current assets:
Property, plant and equipment, net	749,008	62,505
Operating lease right-of-use assets, net	297,335	524,813
Intellectual patented technology	1,925,151	1,925,151
Other assets	162,119	160,669
Total non-current assets	3,133,613	2,673,138
Total assets	$25,908,187	$31,925,639

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,070,636	$184,343
Accrued liabilities	2,211,319	1,976,812
Operating lease liabilities	221,213	297,380
Other current liabilities	17,928	-
Total current liabilities	3,521,096	2,458,535

Non-current liabilities:
Promissory note – related party	-	409,612
Operating lease liabilities	93,898	232,162
Total non-current liabilities	93,898	641,774
Total liabilities	3,614,994	3,100,309
Commitments and Contingencies

Stockholders’ equity
Class A common stock, par value $0.0001 per share, 9,549,621 and 9,387,836 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	955	939
Class C common stock, par value $0.0001 per share, 22,500,000 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	2,250	2,250
Additional paid in capital	36,451,797	35,014,836
Accumulated deficit	(26,376,540)	(23,922,730)
Noncontrolling interest	12,214,731	17,730,035
Total stockholders’ equity	22,293,193	28,825,330
Total liabilities and stockholders’ equity	$25,908,187	$31,925,639

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